================================================================================


                            Sentinel Benefit Provider

        Supplement dated July 1, 2005 to the Prospectus dated May 2, 2005

NAME CHANGE

All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.


INSURABLE INTEREST

The following is added to the "Summary of Principal Risks of Purchasing a Policy:"

     INSURABLE INTEREST RISK

     State laws typically govern whether an employer has an insurable interest in a particular employee and, therefore, is entitled to the proceeds of a life insurance policy on such employee. These laws may limit the insured under your Policy to a key, executive and/or highly compensated employee. If you purchase a Policy insuring an employee and it is later determined you did not have an insurable interest in that employee, you may lose some or all of the benefits of the purchase. You should consult qualified legal counsel on all Policy-related insurable interest matters.








================================================================================